Cash, cash equivalents and short-term time deposits	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Cash, cash equivalents and short-term time deposits	Cash, cash equivalents and short-term time deposits

in CHF thousands	2021	2020
Cash at bank in CHF	44,621	96,576
Cash at bank in EUR	20,313	6,365
Cash at bank in USD	5,821	29,776
Cash at bank in GBP	1,058	1,004
Total cash at bank at December 31	71,813	133,721

Short-term time deposits in CHF	20,000	40,000
Short-term time deposits in USD	41,000	—
Total short-term deposits at December 31	61,000	40,000
The short-term time deposits in CHF at December 31, 2021 contain one position with one major Swiss bank and the short-term time deposits denominated in USD contain three positions with two major Swiss banks. The short-term time deposits in CHF at December 31, 2020 contain three positions with two major Swiss banks. Please also refer to note 25.